EXHIBIT 10.7(b)

                         REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 19, 2004, by and among On Alert Systems, Inc., a Nevada Corporation ( the "Company" or
"OAS"), and Allstars Marketing, Inc, a Florida corporation (the "Buyer"), and each of the undersigned (together with their Company approved respective affiliates and/or any assignee or transferee of all of their respective rights hereunder, the "Shareholders").

                                    WHEREAS:

A. In connection with the Stock Purchase Agreement, by and among the parties hereto of even date herewith (the "SPA"), and the Equipment Purchase Agreement of May 31st, 2004 (the "EPA"), between the Company and PSC Equipment, Inc., the Company has agreed, upon the terms and subject to the conditions contained therein, to issue to the Shareholder(s) common stock in the aggregate amount of eighty-eight thousand (88,000) shares (the "Stock"), subject to certain adjustments (the Adjustment Shares), upon the terms and subject to the limitations and conditions set forth in the EPA.

B. To induce the Buyer to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Shareholders hereby agree as follows:

1.   DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings:

(i) "Shareholders" means the Sellers and the Buyer, inclusive of their agents, officers, directors, shareholders, or lien holders, as applicable, of (a) the Buyer; or, (b) the Equipment transferred to the Company pursuant to the EPA; and/or (c) any Company approved transferee or assignee that agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof. Any Shareholder who wishes to transfer or assign unregistered shares obtained pursuant to the EPA must receive the written approval of the Company prior to the Transfer Agent's transfer of such securities to the assignee, except where such transfer is a result of the death of an individual in whose name such shares are titled, or the dissolution or bankruptcy of any entity to which such shares are titled, or as a result of hypothecation or pledge of the shares to a securities broker dealer or







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     Buyer, under which conditions no consent by the Company is required,  along with such information and instructions regarding the entity or individual to whom the shares are being assigned, including, but not limited to, the relationship to the assignor, and any other reasonable and ordinary information necessary to effect the transfer or assignment according to then existing Federal and State securities regulations and procedures. Such permitted assignee or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Shareholder, whereupon such assignee or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such assignee or transferee was originally included in the definition of an Shareholder herein, and had originally been a party hereto.

(ii) "lien holders" includes any entity or individual, as of the date of this Agreement, or during the term of this Agreement, which shall hold a lien on any of the Equipment or any of the assets or income or cash flow of the Company or the Shareholders, or any broker dealer or Buyer to which any Registrable Securities are so pledged or hypothecated.

(iii)"register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act, or pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of any or either of such Registration Statements by the United States Securities and Exchange Commission (the "SEC").

(iv) "Registrable Securities" means the Stock newly issued or transferred in any manner pursuant to the SPA or EPA.

(v) "Registration Statement" means a registration statement of the Company under the 1933 Act.

(vi) "Seller" or "Sellers" means the entities or persons selling the Equipment pursuant to the EPA to OAS.


b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the EPA.

2.   REGISTRATION.

(a) The Company shall prepare and file with the SEC a Registration Statement on Form SB-1, SB-2, S-1, S-3 (or, if said Forms are not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities pursuant to the SPA and EPA), which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated there under (including Rules 415 & 416), will include those Registrable Securities eligible for registration pursuant to the provisions of Section 2 (b) herein. The Company shall use its reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Shareholders may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or





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(ii) the date on which the  Shareholders  shall  have  sold all the  Registrable
Securities and no available amount remains under the SPA or the Purchase Agreement (the "REGISTRATION PERIOD"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.


(b) The Company shall register the Buyer's and Seller Shares in the first registration statement filed by the Company subsequent to the Closing in which such Shares may be legally registered, inclusive of any additional Adjustment Shares issued to maintain aggregate value of the shares initially issued, or collateral or penalty shares received by the Seller pursuant to the EPA and this Agreement, of even date hereof, wherein one half of the shares to be so registered shall bear a lock-up provision so noted on each certificate for securities so registered which shall expire on March 9th, 2004, but shall file such registration statement not later than 120 days subsequent to the Closing Date of the EPA. The Company has represented to the Buyer, Seller and the Shareholders that it intends to file an SB-2 or S-3 registration statement during 2004, or will seek exemptions applicable to these Shares, and will retain counsel who is to prepare such registration within the time so stated herein so as to timely comply with the provisions hereunder. If the Company is unable, for any cause, to effect such registration, or effect such exemptions, the Seller and Buyer shall assist Company in effecting such registration, and the Company shall provide all necessary cooperation to the Buyer and Seller, within the intent of this Agreement, to complete the effectiveness of such registration, and shall reimburse Seller and Buyer for their costs of registering such shares, to the extent the Buyer and Sellers incur such costs. Failure by the Company to file by the 120th day subsequent to the Closing Date of the EPA (the "first default date") shall result in the following remedies to the Buyer, as applicable:

1) If the Company fails to file a registration statement by the 120th day subsequent to the Closing Date of the EPA, the Company shall issue 10,000 common shares to the Buyer's Shareholders named as signators below, pro-rata; and/or,
2) If the Company fails to file a registration statement by the 180th day subsequent to the Closing Date of the EPA (the "second default date") , the Seller shall: (i) rescind the transaction, repossess the Equipment, or any portion thereof not otherwise sold, retain possession of the 60,000 registered (or exempt) shares, retain possession of 200,000 of the Registrable Securities, cancel the MPC, refund to the Company the remainder of the Registrable Securities, and seek any and all legal remedies to recover the reasonable and ordinary costs to the Seller of the repossession of its Equipment; or, (ii) in the event that the Company has secured a loan or equity collateralized by the Equipment, to the extent that the MPC remains partially due, if any amount is due to the Seller, or in the event that the Company has sold all, or essentially all, of the Equipment, then the Company shall title to the Seller a sufficient amount of the Company's





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     products  so as to recover  for the Seller  $300,000  from the gross  sales proceeds of the first of any and all contracts that are payable to the Company subsequent to the second default date for the delivery of their products or services, plus any balance still due and payable from the MPC, and since the Company has retained all the Equipment, the Shareholders shall retain all the Shares received at the closing of the EPA, as well as any subsequent shares received pursuant to this Agreement, the EPA, or any subsequent Agreement between the Parties.
3) If the Company fails to file a registration statement by the 180th day subsequent to the Closing Date of the EPA (the "second default date") , the Buyer shall be paid $5,000 as a penalty for such default on the part of OAS.
4) If the Company files a registration statement within the 180 day period following the Closing of the EPA, but the registration statement, for any reason, is not declared effective by the SEC, within 150 days of the filing of the registration statement, then the penalties described in Section 2
     (b) (1), (2) and (3) of this Agreement shall be payable, as applicable.

(c) Registrable Securities become eligible for registration as set forth herein, and as set forth in this section 2, sub-sections (e) and (f) herein, subsequent to the 180th day from the closing of the EPA, on a pro rata basis. All remaining Registrable Securities not registered subsequent to the 180th day from the closing of the EPA may be sold pursuant to Rule 144, except at the earliest event of either: (a) the sale, transfer, exchange, or hypothecation by the Company of the Equipment purchased with the Seller Shares; or (b) upon the date of a change of control in the Company's ownership, as evidenced by the execution of a binding agreement by the Company, in which at least forty-five percent (45%) of the voting stock of the Company is transferred, sold, exchanged, reissued, or hypothecated, except, a sale of forty-five percent (45%) of the voting stock shall not be construed as a change of control when sold in an underwritten or syndicated public offering to more than one hundred (100) shareholders by an NASD member Broker/Dealer; upon the occurrence of either such event, all remaining Registrable Securities not registered subsequent to the 180th day from the closing of the EPA shall be registered promptly by the Company. If the Company is unable, for any cause, to effect such registration, the Buyer and Seller shall assist Company in effecting such registration, and the Company shall provide all necessary cooperation to the Buyer and Seller, within the intent of this Agreement, to complete the effectiveness of such registration. The dollar value of stock, for the purpose of this agreement, shall be the value of the book purchase by the buyer on the day the sale is consummated.

(e) Underwritten Offering. Upon the written request of the Shareholders delivered to the Company within ten (10) days after delivery of any such notice by the Company specifying the number of eligible Registrable Securities proposed to be included in such registration and stating that such Shareholders desire to sell such Registrable Securities in the public securities markets, the Company shall use its best efforts to cause all such Registrable Securities to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration so as to permit a public offering and resale of all such Registrable Securities under the Securities Act by the Shareholders as a selling stockholder and not as an underwriter; provided, however, that if the managing underwriter advises the Company and the Shareholders in writing that the inclusion of all Registrable Securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of the registered shares, then the number of Registrable Securities and other shares of Common Stock to be included in such registration shall be reduced, pro rata.



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(f) Piggy-Back Registrations. Subject to the last sentence of this Section 2(f), if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall send to each Shareholder who is entitled to registration rights under this Section 2 (c) written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Shareholders shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable
Securities such Shareholders requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Shareholders have  requested  inclusion  hereunder  as  the  underwriter  shall  permit.  Any
exclusion  of  Registrable   Securities   shall  be  made  pro  rata  among  the
Shareholders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Shareholders. No right to registration of Registrable Securities under this Section 2 shall be construed to limit any registration required under this Section 2 hereof.

(g) The Company shall not be required by this Section 2 to include the Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel of the Company, the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all Company or transferees obtaining securities which are not restricted securities.

(h) The Company shall not be precluded from including, in any registration statement that it is required to file pursuant to pre-existing agreements or contracts, any other securities apart from the Registrable Securities. At the time of this Agreement, the Company warrants and confirms that no pre-existing agreements or contracts exist.

3. EXEMPTION FROM REGISTRATION

     In the event that the Registrable Securities become eligible for any exemption from registration other than under Rule 144 or 145, as set forth herein, prior to the 60th day subsequent to the Closing Date of the EPA, then coincident to the availability of such applicable exemption, or in the event that the Company issues Shares exempt from Registration under the Act, then 25% of such Shares shall be available for sale by the Shareholders 120 days subsequent to the Closing Date of the EPA, and 25% of such Shares shall be available for sale by the Shareholders on March 9th, 2004. In the absence of such initial issuance, or in any other occurrence or event, any such certificates issued to Shareholders utilizing such applicable exemptions shall bear lock-up dates only to the extent and duration that would otherwise have been available pursuant to the Shareholders registration rights, as set forth in this Agreement, as if the shares were subject to one or more of the registration





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dates set forth herein  instead of the exemption.  No  certificate  shall bear a lock-up provision later than March 9th , 2004. To the extent any of the Registrable Securities held by Shareholders are not subject to such exemption, all the provisions of this RRA are applicable to all unregistered Registrable Securities, whether any portion of the Registrable Securities were subject to any such applicable exemption from registration.

4.   OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

a. The Company shall, using their best good faith efforts, prepare and file with the SEC, Registration Statements with respect to the number of Registrable Securities provided in Section 2, and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and if applicable, keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Shareholders) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the 1933 Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements. The Company shall use its best efforts to cause such amendments and/or new Registration Statements to become effective as soon as practicable following the filing thereof.

c. The Company shall furnish to counsel for the Buyer and Seller, or their Agent(s), as applicable, whose Registrable Securities are included in a Registration Statement, one copy of each Registration Statement and any amendment thereto, after the same is prepared, at least three business days prior to its public distribution and filing with the SEC (the "comment period"), in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), so that the Buyer's and Seller's counsel(s) or Agent(s), as applicable, may make comments or suggestions prior to the filing. Failure to provide such comment period shall be an event of default under this agreement unless waived in writing by the Seller prior to the initiation of the comment period.

d. The Company shall furnish to Shareholders whose Registrable Securities are included in a Registration Statement, one copy of each Registration Statement and any amendment thereto, after the same is prepared and publicly distributed,




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filed with the SEC, or received by the  Company,  in each case  relating to such
Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and after the Registration Statement is declared effective by the SEC, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Shareholders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholders.

The Company will notify the Shareholders in writing of the effectiveness of each Registration Statement or any post-effective amendment.

e. The Company shall use reasonable efforts to assist Shareholders to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as the Shareholders reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) pay any costs, inclusive of legal and filing costs incurred by the Company, of "blue sky" qualification or registration of Stock of any Shareholders in jurisdictions or states in which the shares must be separately qualified or registered; and (b) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e),
(c) subject itself to general taxation in any such jurisdiction, (d) file a general consent to service of process in any such jurisdiction, (e) provide any undertakings that cause the Company undue expense or burden, or (f) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders, and (v) provide appropriate information, in a timely manner from the date of request by a Shareholder, to either Company's SEC counsel or any Shareholder's SEC counsel whose credentials have been approved by Company's SEC counsel, to allow required legal opinions of counsel to be presented to the appropriate parties to facilitate the sale of Shareholders' Shares pursuant to Rule 144 or 145, as applicable. The Company shall bear the expense of one legal opinion per Shareholder, and each shareholder shall bear the expense of any additional Rule 144 opinion requests. If Company's counsel is utilized for such opinion (s), each Shareholder shall pay the Company, in advance, the normal and ordinary legal fee expense for each such additional request.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment.

g. The Company, subsequent to its merger with the mergee, shall seek to list all its securities of the same class issued by the Company to the Shareholders, on the American Stock Exchange, or the NASDAQ SMALLCAP, or the Chicago, Philadelphia or Boston regional stock exchanges, prior to 180th day from the Closing of the EPA. Copies of the preliminary listing application for each such




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exchange so applied,  without attachments or exhibits,  shall be provided to the
Buyer and Seller, or their Agent(s), as applicable, and copies of disposition letters received by the Company from such exchanges shall be transmitted by facsimile to the then notice number of record for the Buyer and Seller. In the event that the company fails to achieve a listing on any of the aforementioned exchanges, despite their best good faith efforts to do so, then this failure, at the time of the last exchange to so notify the Company of its refusal to list the Company's securities on that exchange, shall trigger a penalty payment pursuant to this Agreement to be added to both the SPA and MPC, in an amount equal to five (5) percent of the value of the unregistered securities at the time that the penalty is effective. The dollar value of stock, for the purpose of this agreement, shall be the value of the 88,000 Shares issued or transferred by the Company on the Closing Date of the SPA.

h. The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national or regional securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national or regional securities exchange, secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the OTCBB. Failure to maintain an OTCBB listing for a period of more than sixty (60) days during the Registration Period shall trigger a penalty payment pursuant to this Agreement to be added to the SPA and the MPC, in an amount equal to five (5) percent of the value of the unregistered securities at the time that the penalty is effective. The dollar value of stock, for the purpose of this agreement, shall be the value of the 88,000 Shares issued or transferred by the Company on the Closing Date of the SPA.

i. The Company shall at all times during the term of this agreement maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities.

j. Subsequent to the effectiveness of any registration statement referred to herein, the Company shall cooperate with the Shareholders who hold Registrable Securities to facilitate the timely preparation and delivery of certificates representing registered securities pursuant to such Registration Statement. The Company will be responsible for the cost of a single certificate for each such shareholder's shares. Should Shareholders request certificates in denominations or amounts which require more than a single certificate, the costs and expenses of such requests shall be at the expense of the Shareholders.


5. OBLIGATIONS OF THE SHAREHOLDERS.

     In connection with the registration of the Registrable Securities, the Shareholders shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company with respect to the Registrable Securities of particular Shareholders that such Shareholders furnish to the Company any information regarding each Shareholder reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least thirty (30) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Shareholder of the information the Company requires from each such Shareholder.

b. Each Shareholder, by such Shareholders' acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Shareholder has notified the Company in writing of such Shareholders' election to exclude all of such Shareholders' Registrable Securities from the Registration Statements.

c. No Shareholder may participate in any underwritten registration hereunder unless such Shareholders (i) agree to sell such Shareholders' Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnifications, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

6. EXPENSES OF REGISTRATION.

     All reasonable expenses, incurred in connection with SEC registrations and filings pursuant to Sections 2, 3 and 4, other than underwriting discounts and commissions, including, without limitation, all listing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company. The Company shall not be liable for any unusual or extraordinary costs of registering the Shareholders shares beyond the customary and ordinary costs of such registration. Shareholders shall be responsible for such costs or expenses as they incur them; any delays by Shareholders that cause the delay of the effectiveness of any registration statement filed by the Company, which includes any portion of the delaying Shareholders Stock, may cause the Company, or those delaying Shareholders, to incur additional or extraordinary expenses or fees, and to that extent, such Shareholders may be deemed liable for such costs.

7. INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Shareholders, each of the Shareholder's officers, directors, employees, agents and attorneys, and each person, if any, who controls the Shareholder within the meaning of the Securities Act (each a Distributing Shareholder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Shareholder, or any such other aforementioned person, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based (i) upon the wrongful actions of the Shareholder; (ii) any market loss or pricing of the Securities upon sale; or
(ii) upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the distributing Shareholder, its counsel or affiliates, specifically for use in the preparation thereof or (ii) by the Shareholder's failure to deliver to the Company a copy of the most recent prospectus (including any amendments or supplements thereto).

(b) To the maximum extent permitted by law, the Distributing Shareholders agree that they will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Shareholder, its counsel or affiliates, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Distributing Shareholder may otherwise have.

c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party. All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) business days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

8. Contribution.

     In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 7 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 7 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Distributing Shareholder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Distributing Shareholder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Distributing Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 8, in no event shall the Shareholder be required to undertake liability to any person under this
Section 8 for any amounts in excess of the dollar amount of the proceeds received by such Shareholder from the sale of such Shareholder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act.

9 . REPORTS UNDER THE 1934 ACT.

With a view to making available to the Shareholders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Shareholders to sell securities of the Company to the public without registration ("Rule 144").
The Company agrees to:

a. Make and keep public information available, as those terms are defined in Rule 144;

b. Provide to each  Shareholder,  so long as such  Shareholders  own Registrable
Securities,   information   as  may  be  reasonably   requested  to  permit  the
Shareholders to sell such securities pursuant to Rule 144.

c. Provide to each Shareholder the name and phone number of its Securities Counsel, so as to facilitate any opinions required for the Shareholder to utilize exemptions pursuant to Rule144 .

d. Provide to each Shareholder, upon request, in a timely, commercially reasonable manner, written authorization from an empowered officer of the Company, to make such transfers, assignments, grants, gifts, bequeaths, or hypothecations as any Shareholder may request, from time to time, until all the Registrable Securities are registered, so as to comply with the regulations of Rule 144, as amended.

The Shareholders agree to:

a. Pay to the Company the ordinary and usual cost, at the time of the request of the Shareholder, invoiced by the Company's Securities Counsel, to provide any opinion required to effect sales of Stock pursuant to Rule 144, payable prior to the issuance of such opinion by counsel, except for the first such request from each Shareholder, which expense shall be born by the Company.

b. Pay any expenses incurred in the process of facilitating the sale of their Stock pursuant to Rule 144, inclusive of, but not limited to, any couriers and Transfer Agent fees for additional certificates in excess of the original certificate issued at the Closing of the SPA to each Shareholder, and the original certificates issued at the Registration of any of the Shareholders' Shares.

c. Abide by the provisions set forth herein regarding the timing of the eligibility of Registerable Securities, whereas any Stock not eligible for registration by the date upon which a Shareholder wishes to execute a sale of Stock pursuant to Rule 144 would likewise not be eligible at that time for a sale pursuant to Rule 144, except after twelve months subsequent to the date of the execution of the SPA.

10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, each of the Shareholders (to the extent such Shareholders still owns Registrable Securities) Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Shareholder and the Company.

11. Compliance with Securities Laws.

     The offer, grant, sale, hypothecation and/or issuance and/or transfer of the Shares will not be in violation of the Act, the Securities and Exchange Act of 1934, as amended ("Exchange Act"), any state securities or "blue sky" law, or the Charter Documents, when offered, transfer, or sold in accordance with this Contract.

12. Transfer Restrictions.

     There are no restrictions on the transfer of capital stock of the Company imposed by the Charter Documents, any Contract to which Company is a party, any order of any court or any governmental agency to which Company is subject, or any state or federal securities laws.


13. MISCELLANEOUS.

a. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, permitted successors and permitted assigns.

b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Attention:  SearchPro Corporation,
            agent for On Alert Systems, Inc. and the Shareholders
                2805 East Oakland Park Blvd., #110
                Fort Lauderdale, Fl. 33306
                Telephone:  954-254-0044
                Facsimile:  954-202-9988

With copies to:



If to the Shareholders:

          to the address set forth immediately below such Shareholders' name on the signature pages of the Agreement.


With a copy to:


Telephone:
Facsimile:
Email:

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA, WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

e. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

f. This Agreement, the SPA, the Money Purchase Contract, and the Equipment Purchase Agreement (including all schedules, amendments and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the SPA, the Money Purchase Contract and the Equipment

Purchase   Agreement,   as  amended,   supersede   all  prior   agreements   and
understandings among the parties hereto with respect to the subject matter hereof and thereof.

g. The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.






           THE REMAINDR OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

     IN WITNESS WHEREOF, the Company and the undersigned Shareholders have caused this Agreement to be duly executed as of the date first above written.

Allstars Marketing, Inc.

 /s/ D.M. Legay
-------------------------------
D.M. Legay
President

By:/s/ William Robinson                      By:/s/ William Robinson
--------------------------------             ------------------------------
                                             On Alert Systems, Inc.
Purchaser pursuant to the EPA                Purchaser pursuant to the EPA
And issuer of the Registrable Securities     William Robinson CEO
William Robinson, CEO

                               Investment Intent.

In connection with the receipt of the Shares referenced in the SPA to which this letter is attached, and in the event of the receipt of the Collateral shares, by the Buyer:

     (i) Buyer is acquiring the shares in a private transaction, for Buyer's own account and for investment purposes and not with a view to the immediate public resale or distribution.

     (ii) Buyer will not sell, transfer or otherwise dispose of the shares except in compliance with the Act. Buyer acknowledges that Borrower is issuing and delivering the Shares in reliance on exemptions, including, but not limited to Section 4(2) of the Act.

     (iii) Buyer acknowledges that it has been furnished with disclosure documents that Buyer feels are necessary to make an economic decision to acquire the shares.

     (iv) Buyer further acknowledges that it has had an opportunity to ask questions of and receive answers from duly designated representatives of Borrower concerning the financial status of the Borrower and the securities.

     (v) By reason of Buyer's knowledge and experience in financial and business matters in general, and investments in particular, Buyer is capable of evaluating the merits and bearing the economic risks of an investment in the securities and fully understands the speculative nature of the securities and the possibility of loss.

     (vi) The present financial condition of Buyer is such that it is under no present or contemplated need to sell any portion of the securities to satisfy an existing or contemplated undertaking, need or indebtedness.


ALLSTARS MARKETING, INC, "Buyer"

 /s/ D.M. Legay
-------------------------------
D. M. Legay,
President